Annual Report
December 31, 1999
Equity Income Portfolio

T. Rowe Price, Invest With Confidence(registration mark)

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor


Dear Investor

The last year of the millennium will be remembered as the year the S&P 500 continued its unprecedented five-year streak of returns in excess of 20%, but also as the year in which more S&P 500 stocks declined than advanced. It was unquestionably a disappointing year for value stocks and your fund with its conservative orientation. Without trying to dodge any bullets, we were affected by some factors that were beyond our control, but with the benefit of hindsight, there are some stocks we could have avoided in favor of others.

     Performance Comparison
     ---------------------------------------------------------------------------

     Periods Ended 12/31/99                     6 Months            12 Months
     ---------------------------------------------------------------------------

     Equity Income Portfolio                      -7.69%                 3.72%

     S&P 500                                        7.71                21.04

     Lipper Variable Annuity
     Underlying Equity Income
     Funds Average                                 -1.14                 9.78

     As we reported in our last letter, the Equity Income Portfolio enjoyed a very strong first six months of the year, almost matching the S&P 500 and surpassing the Lipper universe of comparably managed funds. However, during the second half of 1999, we struggled relative to the broad market and the Lipper average and generated a total return of 3.72% for the year ended December 31, 1999. We adopted a more conservative posture toward the high-flying technology sector than many other funds in our peer group, which accounted for the shortfall versus other equity income funds. As you check the fund's results in the Performance Comparison table, we would like to call your attention to the big gap between equity income funds in general and the S&P 500. We will comment in detail about this issue in the Portfolio Strategy section.


DIVIDEND DISTRIBUTIONS

     On December 14, your Board of Directors declared a fourth quarter income dividend of $0.10, bringing the total for 1999 to $0.38. On the same day, a $0.78 capital gain distribution was declared of which $0.13 was short term and $0.65 long term. The dividend and capital gain distributions were paid on December 16, 1999, to shareholders of record on December 14.


PORTFOLIO STRATEGY

     In terms of overall market environment, 1999 was characterized by a pronounced investor preference for growth stocks and an advance led by a relatively small number of companies. The business press and general media have consistently focused on the market's daily gyrations along with the most dramatic and volatile issues traded, usually the latest "dot-com" wonders. Time's "Person of the Year" award went to the CEO of a well-known but highly unprofitable Internet company.

     It is hard to imagine that in the context of such robust stock market performance, more than half of the stocks in the S&P 500 declined in value while the rest advanced, in some cases significantly. Most of the excitement centered on the Nasdaq Composite dominated by technology stocks, which enjoyed the lion's share of gains last year. The major factor behind our lagging relative performance was our underweighting in technology, a sector that nearly doubled in value in 1999. We would not normally expect to hold large positions in this sector, since the lofty valuations of most technology shares exclude them as candidates for purchase. In terms of market breadth, some of the most highly valued companies provided a disproportionate amount of the S&P 500's return, with only seven companies accounting for half of it.

     Value investing was rendered even more challenging by a deteriorating interest rate environment. As fixed income investors can testify, bond returns were mostly negative as interest rates rose throughout the year. Similarly, it was difficult to profit from investments in stocks with above-average dividend yields since they, too, suffered as rates climbed. It is revealing to examine what took place in the universe of stocks with low price/earnings ratios and high dividends. The data show that, perversely, the lower the price/earnings ratio and the higher the yield, the more difficult the going in 1999 - the opposite of what one would expect. In fact, the lowest P/E and highest-yielding stocks in the S&P 500 actually fell. Our performance suffered, since these are precisely the kinds of stocks we hold in our portfolio. These factors were especially detrimental during the second half of the year. However, every cloud has a silver lining. Because of their weak performance in 1999, value stocks are currently extremely attractive as they are selling at the greatest price/earnings discount to the general market in 25 years.

     Despite the setback for value stocks, a number of investments were successful for us. The fund benefited from several companies involved in mergers and acquisitions, and further activity in 2000 should help performance. Our winners included BCE, Citigroup, Reynolds Metals, Dow Jones, and US West. However, other solid companies were disappointing, including our holdings in Bank One, National City, Heinz, and Waste Management, which struggled through the year and largely offset our more profitable investments. We took advantage of market volatility by adding new positions and beefing up existing holdings. Among our purchases were Disney, American Home Products, Lockheed Martin, Unilever, and Xerox. In our view, these companies possess far more value and appreciation potential than the market is currently giving them credit for.


     Financial Profile

                                                   Equity Income
                                                       Portfolio      S&P 500
     ---------------------------------------------------------------------------

     Current Yield                                          2.7%         1.1%

     Price/Book Ratio                                       3.5          8.1

     Price/Earnings Ratio
     (2000 estimated EPS)                                  17.5         28.1

     Historical Beta
     (based on monthly
     returns for 5 years)                                  0.65         1.00

     Our preference for high-yielding, lower P/E companies is evident in the Financial Profile table, and it has been a consistent cornerstone of our investment approach since the fund commenced operations. Given the wide variations in performance among companies and sectors over the last two years, we believe investors will eventually recognize the exciting opportunities that exist in our segment of the market. We are not alone in our frustration with recent market trends; the managers of many companies we hold in the portfolio have told us about their own disappointment with their firms' stock performance. Many of them are actively working to enhance shareholder value through share repurchase programs, cost-cutting measures, and strategically rethinking their business models. This type of activity bodes well for value stocks in coming years.


SUMMARY AND OUTLOOK

     Based on most historical measures, the equity market appears somewhat expensive, as it has for some time now. The market's overall price/earnings ratio is approaching 30 and the average dividend yield is barely above one percent. A review of aggregate market value relative to GDP and other valuation measures suggests at least some degree of overvaluation. Many individual investors have focused almost exclusively on maximum short-term returns with little regard for traditional long-term financial goals or sensitivity to risk.

     We expect the Fed to maintain its monetary stance in favor of tightening with a view toward restraining inflation in a rapidly growing economy. While the economic news and low rate of inflation continue to be positive, it's difficult to envision an even more positive environment for stocks than we have so far experienced. These factors prompt us to remain cautious in our expectations for 2000. However, since so many sectors were left behind in the great bull market of the past couple of years, many interesting opportunities have become available in the midst of the general euphoria.

     In particular, we believe value stocks offer good potential for appreciation especially when compared with some of the more extended sectors of the market. The best strategy when our investment style has been out of sync with the overall market has been to stick to basics and concentrate on companies with below-average price/earning ratios and above-average dividend yields. We will continue to manage the fund in our traditionally conservative style.

     As always, we appreciate your confidence in T. Rowe Price and your continued support.

     Respectfully submitted,

     Brian C. Rogers
     President and Chairman of the
     Investment Advisory Committee

     January 21, 2000


     Portfolio Highlights

     Twenty-Five Largest Holdings

                                                                Percent of
                                                                Net Assets
                                                                  12/31/99
     ---------------------------------------------------------------------------

     Exxon Mobil                                                       3.3%

     SBC Communications                                                1.8

     International Paper                                               1.8

     Mellon Financial                                                  1.8

     BP Amoco                                                          1.7

     Atlantic Richfield                                                1.7

     GTE                                                               1.6

     American Home Products                                            1.5

     Kimberly-Clark                                                    1.5

     ALLTEL                                                            1.4

     General Mills                                                     1.4

     Citigroup                                                         1.4

     Chevron                                                           1.3

     BCE                                                               1.3

     Bell Atlantic                                                     1.2

     DuPont                                                            1.2

     Disney                                                            1.2

     Fannie Mae                                                        1.2

     Fleet Boston Financial                                            1.2

     3M                                                                1.2

     Pharmacia & Upjohn                                                1.2

     Texaco                                                            1.2

     US West                                                           1.1

     Royal Dutch Petroleum                                             1.1

     American General                                                  1.1
     ---------------------------------------------------------------------------

     Total                                                            36.4%
     ---------------------------------------------------------------------------


     Major Portfolio Changes

     Six Months Ended 12/31/99
     Listed in descending order of size

     LARGEST PURCHASES (10)
     ---------------------------------------------------------------------------

     Disney
     Waste Management
     Xerox*
     UNUMProvident*
     Lockheed Martin
     American Home Products
     Unilever NV
     US West
     Fort James
     Hershey Foods


     LARGEST SALES (10)
     ---------------------------------------------------------------------------

     Browning-Ferris**
     Honeywell International
     GE**
     Nalco Chemical**
     Transamerica**
     ALLTEL
     Telebras**
     Dow Chemical
     Reynolds Metals
     Chase Manhattan
     ---------------------------------------------------------------------------

      *Position added.
     **Position eliminated.


     Performance Comparison

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     SEC Chart:  Equity Income Portfolio

                       Lipper
                       Annuity
                       Underlying                                Equity
                       Equity Income        S&P 500              Income
                       Funds Average        Index                Portfolio

     3/30/94           10,000               10,000               10,000
     12/94             10,532               10,392               10,715
     12/95             14,489               13,876               14,439
     12/96             17,816               16,560               17,263
     12/97             23,760               21,676               22,244
     12/98             30,550               24,791               24,262
     12/99             36,978               27,177               25,164


     Average Annual Compound Total Return

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

     Equity Income Portfolio

     Periods Ended 12/31/99

                                                      Since            Inception
     1 Year          3 Years         5 Years          Inception        Date
     ---------------------------------------------------------------------------

     3.72%            13.38%          18.62%             17.40%          3/31/94

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

     Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


     Financial Highlights

     T. Rowe Price Equity Income Portfolio

                             For a share outstanding throughout each period
                         -------------------------------------------------------
                             Year
                            Ended
                         12/31/99   12/31/98   12/31/97   12/31/96   12/31/95

NET ASSET VALUE
Beginning of period      $  19.25   $  18.59   $  15.26   $  13.21   $  10.42

Investment activities
  Net investment
  income (loss)              0.38       0.39       0.40       0.42       0.44
  Net realized and
  unrealized gain (loss)     0.33       1.27       3.94       2.13       3.05

  Total from
  investment activities      0.71       1.66       4.34       2.55       3.49

Distributions
  Net investment income     (0.38)     (0.39)     (0.40)     (0.42)     (0.44)
  Net realized gain         (0.85)     (0.61)     (0.61)     (0.08)     (0.26)

  Total distributions       (1.23)     (1.00)     (1.01)     (0.50)     (0.70)

NET ASSET VALUE
End of period            $  18.73   $  19.25   $  18.59   $  15.26   $  13.21
                         ----------------------------------------------------

Ratios/Supplemental Data

Total return(diamond)        3.72%      9.07%     28.85%     19.56%     34.76%

Ratio of total expenses to
average net assets           0.85%      0.85%      0.85%      0.85%      0.85%

Ratio of net investment
income (loss) to average
net assets                   1.90%      2.15%      2.56%      2.94%      3.61%

Portfolio turnover rate      32.6%      18.2%      20.5%      17.4%      10.1%

Net assets,
end of period
(in thousands)           $595,433   $526,952   $344,724   $103,751   $ 14,658


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets

T. Rowe Price Equity Income Portfolio
December 31, 1999

                                                     Shares/Par        Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks  95.0%

FINANCIAL  15.4%

Bank and Trust  7.9%

Bank of America                                          74,200   $    3,724

Bank One                                                142,227        4,560

Chase Manhattan                                          23,608        1,834

FirStar                                                  96,400        2,029

Fleetboston Financial                                   201,817        7,026

J. P. Morgan                                             46,500        5,888

KeyCorp                                                  52,700        1,166

Mellon Financial                                        308,800       10,518

Mercantile Bankshares                                    98,150        3,138

National City                                            87,800        2,080

Wells Fargo                                             117,660        4,758

                                                                      46,721

Insurance  4.9%

American General                                         88,200        6,692

Chubb                                                    77,200        4,347

Lincoln National                                         73,800        2,952

SAFECO                                                  116,800        2,902

St. Paul                                                189,576        6,386

UNUMProvident                                           129,900        4,165

XL Capital (Class A)                                     37,400        1,940

                                                                      29,384

Financial Services  2.6%

Citigroup                                               151,348        8,409

Fannie Mae                                              114,700        7,162

                                                                      15,571

Total Financial                                                       91,676


UTILITIES  14.1%

Telephone  9.5%

ALLTEL                                                  103,900        8,591

AT&T                                                     53,400        2,710

BCE ADR                                                  85,800        7,738

Bell Atlantic                                           119,900        7,381

BellSouth                                                57,200        2,678

GTE                                                     137,900        9,731

SBC Communications                                      224,968       10,967

US West                                                  94,950        6,837

                                                                      56,633

Electric Utilities  4.6%

DQE                                                      78,912   $    2,732

Duke Energy                                              91,800        4,601

Entergy                                                  73,600        1,895

FirstEnergy                                             143,320        3,252

Niagara Mohawk *                                         85,900        1,197

Reliant Energy                                           94,900        2,171

Scottish Power ADR                                       80,388        2,251

Southern                                                172,300        4,049

Teco Energy                                              74,500        1,383

Unicom                                                  119,600        4,007

                                                                      27,538

Total Utilities                                                       84,171


CONSUMER NONDURABLES  17.7%

Cosmetics  1.0%

International Flavors &
  Fragrances                                            161,700        6,104

                                                                       6,104

Beverages  1.7%

Anheuser-Busch                                           87,100        6,173

Brown-Forman (Class B)                                   69,500        3,979

                                                                      10,152

Food Processing  6.3%

Campbell                                                 97,500        3,772

General Mills                                           239,800        8,573

Heinz                                                   136,800        5,446

Hershey Foods                                           109,000        5,178

Kellogg                                                  86,500        2,665

McCormick                                               142,400        4,236

Quaker Oats                                              64,200        4,213

Unilever (EUR)                                           66,100        3,652

                                                                      37,735

Hospital Supplies/Hospital Management  1.2%

Abbott Laboratories                                     101,800        3,697

Becton, Dickinson                                        45,200        1,209

Smith & Nephew (GBP)                                    702,500        2,360

                                                                       7,266

Pharmaceuticals  3.2%

American Home Products                                  229,900        9,067

Merck                                                    41,100        2,756

Pharmacia & Upjohn                                      153,592        6,912

                                                                      18,735

Miscellaneous Consumer Products  4.3%

Armstrong World                                          82,700   $    2,760

Fortune Brands                                           81,600        2,698

Hasbro                                                  130,300        2,484

Philip Morris                                           179,200        4,155

PPG Industries                                           60,300        3,773

Stanley Works                                           147,400        4,440

UST                                                     203,200        5,118

                                                                      25,428

Total Consumer Nondurables                                           105,420


CONSUMER SERVICES  6.7%

General Merchandisers  0.7%

J.C. Penney                                              77,900        1,553

May Department Stores                                    88,700        2,861

                                                                       4,414

Specialty Merchandisers  1.1%

Rite Aid                                                136,000        1,522

Toys "R" Us *                                           262,000        3,750

Tupperware                                               77,600        1,314

                                                                       6,586

Entertainment and Leisure  2.1%

Disney                                                  248,700        7,274

Hilton                                                  259,400        2,497

Reader's Digest (Class A)                                85,800        2,510

                                                                      12,281

Media and Communications  2.8%

Dow Jones                                                56,900        3,869

Dun & Bradstreet                                        125,200        3,693

Knight-Ridder                                           102,800        6,117

R.R. Donnelley                                          108,700        2,697

                                                                      16,376

Total Consumer Services                                               39,657


CONSUMER CYCLICALS  5.4%

Automobiles and Related  1.8%

Dana                                                     56,700        1,698

Genuine Parts                                           151,250        3,753

GM                                                       33,600        2,442

TRW                                                      58,700        3,049

                                                                      10,942

Building and Real Estate  2.0%

Rouse                                                   112,900        2,399

Simon DeBartolo
  Group, REIT                                           163,436        3,749

Starwood Hotels &
  Resorts, Worldwide, REIT                              177,505   $    4,171

Vornado Realty
  Trust, REIT                                            44,800        1,456

                                                                      11,775

Miscellaneous Consumer Durables  1.6%

Eastman Kodak                                            98,600        6,532

Whirlpool                                                46,400        3,019

                                                                       9,551
Total Consumer Cyclicals                                              32,268


TECHNOLOGY  4.0%

Electronic Systems  0.9%

Hewlett-Packard                                          47,200        5,378

                                                                       5,378

Office Automation  0.7%

Xerox                                                   177,900        4,036

                                                                       4,036

Aerospace &  Defense  1.9%

Boeing                                                   93,200        3,874

Honeywell International                                  29,787        1,718

Lockheed Martin                                         269,500        5,895

                                                                      11,487

Information Processing  0.5%

COMPAQ Computer                                         107,800        2,917

                                                                       2,917

Total Technology                                                      23,818


CAPITAL EQUIPMENT  0.9%

Electrical Equipment  0.4%

Hubbell                                                  95,600        2,605

                                                                       2,605

Machinery  0.5%

Cooper Industries                                        71,267        2,882

                                                                       2,882

Total Capital Equipment                                                5,487


BUSINESS SERVICES AND TRANSPORTATION  3.6%

Miscellaneous Business Services  1.5%

GATX                                                     36,400        1,228

H&R Block                                                78,600        3,439

Waste Management                                        227,372        3,908

                                                                       8,575

Railroads  2.1%

Burlington Northern
  Santa Fe                                               58,700   $    1,424

Norfolk Southern                                        252,200        5,170

Union Pacific                                           136,100        5,937

                                                                      12,531

Total Business Services and Transportation                            21,106

ENERGY  14.0%

Energy Services  0.9%

Baker Hughes                                            258,100        5,436

                                                                       5,436

Integrated Petroleum - Domestic  3.6%

Amerada Hess                                            101,700        5,771

Atlantic Richfield                                      115,700       10,008

Phillips Petroleum                                       51,800        2,435

USX-Marathon                                            119,800        2,958

                                                                      21,172

Integrated Petroleum - International  8.6%

BP Amoco ADR                                            175,548       10,412

Chevron                                                  92,150        7,982

Exxon Mobil                                             240,561       19,380

Royal Dutch Petroleum ADR                               111,800        6,757

Texaco                                                  127,000        6,898

                                                                      51,429

Exploration & Production  0.9%

Unocal                                                  163,800        5,498

                                                                       5,498

Total Energy                                                          83,535


PROCESS INDUSTRIES  11.2%

Diversified Chemicals  3.0%

Dow Chemical                                             42,500        5,679

DuPont                                                  111,600        7,352

Hercules                                                179,200        4,995

                                                                      18,026

Specialty Chemicals  3.4%

3M                                                       70,800        6,930

CK Witco                                                110,257        1,475

Great Lakes Chemical                                    115,800        4,422

Imperial Chemical ADR                                    73,800        3,141

Pall                                                    199,300        4,297

                                                                      20,265

Paper and Paper Products  3.0%

Consolidated Papers                                     119,300   $    3,795

Fort James                                              191,700        5,248

Kimberly-Clark                                          134,100        8,750

                                                                      17,793

Forest Products  1.8%

International Paper                                     187,953       10,607

                                                                      10,607

Total Process Industries                                              66,691


BASIC MATERIALS  2.0%

Metals  1.5%

Inco                                                     94,500        2,221

Phelps Dodge                                             47,000        3,155

Reynolds Metals                                          47,200        3,616

                                                                       8,992

Mining  0.5%

Newmont Mining                                          123,249        3,020

                                                                       3,020

Total Basic Materials                                                 12,012

Total Common Stocks (Cost $535,561)                                  565,841


U.S. GOVERNMENT OBLIGATIONS/AGENCIES  0.4%

U.S. Treasury Bonds
  6.00%, 2/15/26                                     $  500,000          457
  6.25%, 8/15/23                                         20,000           19

U.S. Treasury Notes
  5.625%, 2/15/06                                       250,000          239
  5.75%, 8/15/03                                        400,000          392
  5.875%, 2/15/04                                        20,000           20
  6.50%, 5/31/01                                        700,000          703
  7.00%, 7/15/06                                        400,000          409

Total U.S. Government Obligations (Cost $2,220)                        2,239


SHORT-TERM INVESTMENTS  5.6%

Money Market Funds  5.6%

Reserve Investment Fund
  6.16% #                                            33,261,199       33,261

Total Short-Term Investments (Cost $33,261)                           33,261

Total Investments in Securities

101.0% of Net Assets (Cost $571,042)                              $  601,341

Other Assets Less Liabilities                                         (5,908)

NET ASSETS                                                        $  595,433
                                                                  ----------

Net Assets Consist of:
Accumulated net investment
income - net of distributions                                     $        9

Accumulated net realized gain/loss -
net of distributions                                                   9,529

Net unrealized gain (loss)                                            30,299

Paid-in-capital applicable to 31,797,669
shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares authorized                                      555,596

NET ASSETS                                                        $  595,433
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    18.73
                                                                  ----------

   #  Seven-day yield
   *  Non-income producing
 ADR  American Depository Receipt
REIT  Real Estate Investment Trust
 EUR  Euro
 GBP  British sterling

The accompanying notes are an integral part of these financial statements.


Statement of Operations

T. Rowe Price Equity Income Portfolio
In thousands

                                                                        Year
                                                                       Ended
                                                                    12/31/99

Investment Income (Loss)

Income
  Dividend                                                         $  14,263
  Interest                                                             1,670

  Total income                                                        15,933

Expenses
  Investment management and administrative                             4,929

Net investment income (loss)                                          11,004

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                          33,150
  Foreign currency transactions                                           (2)

  Net realized gain (loss)                                            33,148

Change in net unrealized gain or loss on securities                  (26,050)

Net realized and unrealized gain (loss)                                7,098

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $   18,102
                                                                  ----------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets

T. Rowe Price Equity Income Portfolio
In thousands

                                                           Year
                                                          Ended
                                                       12/31/99     12/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                       $   11,004   $    9,569
  Net realized gain (loss)                               33,148       16,737
  Change in net unrealized
  gain or loss                                          (26,050)      10,524

  Increase (decrease) in
  net assets from operations                             18,102       36,830

Distributions to shareholders
  Net investment income                                 (11,093)      (9,471)
  Net realized gain                                     (25,635)     (15,696)

  Decrease in net assets
  from distributions                                    (36,728)     (25,167)

Capital share transactions*
  Shares sold                                           126,172      201,955
  Distributions reinvested                               36,728       25,167
  Shares redeemed                                       (75,793)     (56,557)

  Increase (decrease) in
  net assets from capital
  share transactions                                     87,107      170,565

Net Assets

Increase (decrease)
  during period                                          68,481      182,228
Beginning of period                                     526,952      344,724

End of period                                        $  595,433   $  526,952
                                                     -----------------------

*Share information
  Shares sold                                             6,291       10,502
  Distributions reinvested                                1,944        1,321
  Shares redeemed                                        (3,817)      (2,983)

  Increase (decrease) in
  shares outstanding                                      4,418        8,840

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements

T. Rowe Price Equity Income Portfolio
December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Equity Income Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $236,724,000 and $177,593,000, respectively, for the year ended December 31, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $571,042,000. Net unrealized gain aggregated $30,299,000 at period-end, of which $77,770,000 related to appreciated investments and $47,471,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management and administrative agreement between the fund and
     T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $416,000 was payable at December 31, 1999. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1999, totaled $1,472,000 and are reflected as interest income in the accompanying Statement of Operations.


Tax Information (Unaudited) for the Tax Year Ended 12/31/99
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $3,948,000 from short-term capital gains,

o $21,687,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $12,687,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.


Report of Independent Accountants

To the Board of Directors of T. Rowe Price Equity Series, Inc. and Shareholders of Equity Income Portfolio

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Income Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 20, 2000